UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 4, 2011
Date of Report (Date of earliest event reported)

Mercer Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25425	23-2934601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

10 North Highway 31, Pennington, New Jersey		08534
(Address of principal executive offices)		(Zip Code)

(609) 737-0426 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01     Other Events.

Mercer —United Fire Merger

As previously announced, on November 30, 2010, Mercer Insurance Group, Inc., a Pennsylvania corporation (“Mercer”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United Fire & Casualty Company, an Iowa corporation (“United Fire”), and Red Oak Acquisition Corp., a Pennsylvania corporation and wholly-owned subsidiary of United Fire (“Acquisition Sub”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, the Acquisition Sub will merge with and into Mercer (the “Merger”), with Mercer surviving the Merger as a wholly owned subsidiary of United Fire.

On February 10, 2011, Mercer filed with the Securities and Exchange Commission (the “SEC”) a definitive Proxy Statement in connection with the proposed Merger (the “Proxy Statement”).

As has previously been described in the Proxy Statement, following announcement of the Merger Agreement, two putative class action complaints (the “Lawsuits”) were filed against Mercer, the Mercer board of directors, United Fire and Acquisition Sub in the Superior Court for Mercer County, New Jersey (the “Court”).  These complaints alleged generally that Mercer’s board of directors breached their fiduciary duties, that United Fire and Acquisition Sub aided and abetted such breaches of fiduciary duty, and that the Proxy Statement contained deficiencies in the disclosure of information relating to the Merger.

The Court entered an order to consolidate the Lawsuits for all purposes, including trial, on February 25, 2011.

Subsequently, Mercer and the plaintiffs in the Lawsuits entered into a memorandum of understanding dated as of March 4, 2011, regarding settlement of the Lawsuits.  In connection with the settlement, the parties agreed that Mercer would make certain disclosures to its shareholders relating to the proposed Merger, in addition to the information contained in the Proxy Statement.  Those additional disclosures are set forth below.

The memorandum of understanding also contemplates that the parties will seek to enter into and present to the Court a stipulation of settlement.  The stipulation of settlement will be subject to customary conditions, including Court approval.  In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the fairness, reasonableness and adequacy of the settlement.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the parties were to enter into such a stipulation.  In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.  If the Court approves the settlement, the settlement will resolve all of the claims that were or could have been brought in the Lawsuits, including all claims relating to the Merger, the Merger Agreement and any disclosure made in connection therewith.

Mercer and the other defendants have vigorously denied, and continue to vigorously deny, that they have committed, or aided and abetted in the commission of, any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the Lawsuits, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay in the consummation of the Merger.  Nothing in this document, the parties’ memorandum of understanding or any stipulation of settlement shall be deemed to be an admission of liability or wrongdoing by any defendant in the Lawsuits nor shall anything in this document, the parties’ memorandum of understanding or any stipulation of settlement be deemed an admission of the materiality of any of the disclosures set forth herein.

These additional disclosures amend and supplement the Proxy Statement and should be read in conjunction with the disclosures contained therein.  To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the Current Report on Form 8-K is more current.  Capitalized terms used but not defined in the additional disclosures have the meanings given to them in the Proxy Statement.

ADDITIONAL DISCLOSURES

Corrected Disclosure Regarding Number of Outstanding Shares

The third sentence under the paragraph captioned “Record Date and Quorum” on page 13 of the Proxy Statement is amended and restated to read as follows:

“As of the record date, there were 6,492,842 shares of our common stock outstanding and entitled to vote.”

Additional Disclosure Regarding Background of the Merger

The section entitled “Reasons for the Merger” beginning on page 32 of the Proxy Statement is hereby amended and supplemented as follows:

The following sentence is inserted on page 33 of the Proxy Statement after the second sentence of the paragraph captioned “Mercer’s business and prospects”.

“For example, for the twelve months ended September 30, 2010, Mercer had revenues of $153.6 million, operating income of $13.6 million, net income of $14.7 million, and diluted earnings per share of $2.30.  In addition, at September 30, 2010, Mercer’s book value per share was $28.49 and its tangible book value per share was $27.64.”

The following paragraph is inserted on page 33 of the Proxy Statement after the paragraph captioned “The compelling nature of the merger consideration”.

• “The availability of Party 3’s offer as a check on the reasonableness of the merger consideration.  Mercer engaged in a limited sales process in which it did not solicit indications of interest from parties beyond Party 3 and United Fire; nor did it perform a “market check” with other prospective buyers after negotiating the terms of the transaction with United Fire.  In addition to the fairness opinion of Sandler O’Neill, the board of directors considered that the contemporaneous offer of $26.27 per share from Party 3 and the refusal of Party 3 to consider increasing its offer was a likely indication of the price that would be offered by other interested buyers and therefore an effective market check.  Based on the $1.98 difference between Party 3’s offer and United Fire’s offer and Party 3’s refusal to consider increasing its offer, the board of directors determined that it was not necessary to solicit other offers.”

Additional Information Regarding the Opinion of Our Financial Advisor

The section entitled “Opinion of Our Financial Advisor” beginning on page 36 of the Proxy Statement is hereby amended and supplemented as follows:

The following paragraphs and table are inserted on page 42 of the Proxy Statement after the first paragraph under the caption “Present Value Analysis”.

“Mercer never has publicly disclosed forward-looking information about its future financial performance, earnings or other results. Nevertheless, Mercer is including this prospective financial information in this proxy statement to provide its shareholders access to certain nonpublic unaudited forward-looking financial information that was made available to Mercer’s board of directors and Sandler O’Neill in connection with the approval of the merger agreement. The inclusion of this information in this proxy statement should not be regarded as an indication that Mercer, its board of directors, Sandler O’Neill or any other recipient of this information considered, or now considers, these projections to be reliable predictions of future results, and they should not be relied upon as such.

The prospective financial information is subjective in many respects and reflects numerous judgments, estimates and assumptions that are inherently uncertain, many of which are beyond Mercer’s control, including estimates and assumptions regarding general economic conditions, premium rate levels, loss ratios, loss cost trends, reinsurance costs, capital adequacy, investment yields and other financial metrics. Important factors that may affect actual results and cause this information not to be accurate include, but are not limited to, general economic trends, risks and uncertainties relating to Mercer’s business (including its ability to achieve strategic goals, objectives and targets over the applicable periods), industry performance, the regulatory environment, premium rate levels, property and casualty insurance industry loss cost trends, competition, reinsurance costs, capital adequacy and other factors described under “Cautionary Statement Concerning Forward-Looking Information” beginning on page 15 of this proxy statement and also described in the “Risk Factors” sections of our annual report on Form 10-K for the year ended December 31, 2009 and the quarterly reports on Form 10-Q thereafter. In addition, the prospective financial information does not reflect any events that could affect Mercer’s prospects, changes in general business or economic conditions or any other transaction or event that has occurred since, or that may occur and that was not anticipated at, the time the financial projections were prepared. The prospective financial information also covers multiple years and by its nature becomes subject to greater uncertainty with each successive year. Furthermore, and for the same reasons, this information should not be construed as commentary by Mercer’s management as to how it expects Mercer’s actual results to compare to research analysts’ estimates. There can be no assurance that the prospective financial information is or will be accurate or that Mercer’s future financial results will not vary, even materially, from this information. None of Mercer, its affiliates, representatives or agents undertakes any obligation to update or otherwise to revise the prospective financial information to reflect circumstances existing or arising after the date such information was generated or to reflect the occurrence of future events, even if any or all of the underlying estimates and assumptions are shown to be in error.

The financial projections of Mercer’s management for the years ending December 31, 2011 through 2015 prepared by Sandler O’ Neill and reviewed and approved by senior management of Mercer are set forth below.

	Projected (in millions, except per share data)
	2011	2012	2013	2014	2015	2010-2015 Compounded Annual Growth Rate
Direct Premiums Written	$151.7	$157.8	$165.7	$174.0	$182.7	4.2%
Net Premium Written	$135.8	$141.2	$148.3	$155.7	$163.5	4.2%
Net Premium Earned	$135.8	$138.6	$144.9	$152.1	$159.7	3.3%
Underwriting Income	$2.2	$2.5	$3.6	$4.9	$6.3	9.6%
Net Investment Income	$14.6	$15.2	$15.8	$16.6	$17.3	4.5%
Pre-Tax Income	$17.5	$18.4	$20.3	$22.4	$24.6	4.2%
GAAP Net Operating Income	$12.6	$13.1	$14.4	$15.7	$17.2	5.3%
Diluted – Operating EPS	$1.92	$1.98	$2.15	$2.35	$2.56	4.4%
Shareholders’ Equity	$194.7	$206.2	$218.9	$232.7	$247.9	6.2%
Book Value per Share (includes Unallocated ESOP Shares)1	$29.98	$31.76	$33.70	$35.84	$38.18	6.2%
Shareholders’ Equity excluding Accumulated Other Comprehensive Income	$172.8	$184.4	$197.0	$210.9	$226.0	6.9%
Return on Average Equity (excluding Accumulated Other Comprehensive Income)	7.5%	7.4%	7.5%	7.7%	7.9%	7.8%
Dividends per Share	$0.42	$0.44	$0.46	$0.48	$0.50	6.1%
Aggregate Dividends to Shareholders	$2.7	$2.8	$3.0	$3.1	$3.3	6.8%
____________________
¹ Shares used in calculation are the sum of common shares outstanding and unallocated ESOP shares.

The prospective financial information should be read together with the historical financial statements of Mercer, which have been filed with the SEC. See “Where You Can Find Additional Information” on page 76. The prospective financial information was not prepared with a view toward public disclosure or compliance with published guidelines of the SEC, the Public Company Accounting and Oversight Board or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither our independent registered public accounting firm nor any other independent accountant has compiled, examined or performed any procedures with respect to the prospective financial information, nor have they expressed any opinion or given any form of assurance on the prospective financial information or its achievability, and accordingly assume no responsibility for these financial projections. The report of Mercer’s independent registered public accounting firm included in Mercer’s Annual Report on Form 10-K relates to Mercer’s historical financial information. It does not extend to the prospective financial information and should not be read to do so.

There can be no assurance that any prospective financial information will be, or is likely to be, realized, or that the assumptions on which it is based will prove to be, or are likely to be, correct. You are cautioned not to place undue reliance on this information in making a decision as to whether to vote for the proposal to adopt the merger agreement.

The following paragraph is inserted on page 43 of the Proxy Statement immediately before the caption “Interests of our Directors and Officers in the Merger.”

“Mercer’s management has had discussions from time to time with KBW regarding general market conditions for property and casualty insurance companies and possible transactions, but has never requested any services from or engaged KBW with respect to any matter or transaction.  KBW represented Financial Pacific Insurance Group, Inc. when Mercer acquired Financial Pacific Insurance Group, Inc. during 2005.”

Safe Harbor Statement

This communication contains forward-looking statements intended to be covered by the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include financial projections and their underlying assumptions, other information concerning possible or assumed future results of operations of Mercer, the expected completion and timing of the merger and other information relating to the merger.  Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “estimate” or other similar expressions.  You should be aware that forward-looking statements involve known and unknown risks and uncertainties.  These forward-looking statements reflect management’s current expectations and forecasts, and we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of Mercer.  In addition to other factors and matters discussed in this document or discussed and identified in other public filings we make with the SEC, we believe the following risks could cause actual results to differ materially from those discussed in the forward-looking statements:

•	difficulties in obtaining, or failure to obtain, required shareholder and regulatory approvals of the merger;

•	interests of officers and directors in the merger that differ from the interests of shareholders;

•	litigation or other adversarial proceedings relating to the merger;

•	diversion of management time on merger-related issues;

•	increases in competitive pressure among insurance companies;

•
the failure of Mercer to maintain a rating from A.M. Best Company, Inc. in the Excellent category (and in this regard, we note that A.M. Best has placed our “A” rating on watch with a negative outlook subsequent to the announcement of the merger);

•	changes in the interest rate environment;

•	changes in accounting principles, policies or guidelines;

•	changes in regulatory positions, expectations, and requirements for insurance companies generally or for Mercer or United Fire specifically;

•	legislative or regulatory changes;

•	changes in general economic conditions or conditions in securities markets or the insurance industry;

•	the occurrence of certain events that have a material adverse effect on Mercer;

•	a materially adverse change in the financial condition of Mercer;

•	difficulties related to the completion of the merger;

•	the “Risk Factors” and other factors referred to in Mercer’s reports filed with or furnished to the SEC; and

•	other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting capital, operations, pricing and services.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or the date of any document to which we refer you.  All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this document and attributable to Mercer or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable law or regulation, Mercer undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Additional Information

This communication does not constitute an offer or the solicitation of an offer to buy our securities or the solicitation of any vote or approval.  This communication is being made in respect of the proposed Merger.  In connection with the proposed Merger, Mercer filed a definitive proxy statement with the SEC.  The definitive proxy statement was mailed to Mercer’s shareholders on or about February 10, 2011.  Before making any voting decision, shareholders are urged to read carefully in their entirety the definitive proxy statement and any other relevant documents filed by Mercer with the SEC when they become available because they contain and will contain important information about the proposed Merger.  You may obtain copies of all documents filed with the SEC regarding the proposed Merger, free of charge, at the SEC’s website (www.sec.gov), by accessing Mercer’s website at investorrelations@mercerins.com or by calling Mercer at (800) 233-0534.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercer Insurance Group, Inc.
Dated: March 4, 2011
	By:	/s/ Andrew R. Speaker
Andrew R. Speaker
President and
Chief Executive Officer